UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 15, 2004

Bone Care International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	0-27854	39-1527471
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Aspen Commons, Suite 300
Middleton, Wisconsin		53719
(Address of Principal Executive Offices)		(Zip Code)

(608) 662-7800
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

(Former Name or Former Address, if Changed Since Last Report)

     Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (CFR 240.13e-4(c))

Item 5.02 Election of Director
SIGNATURES

Item 5.02 Election of Director

The Board of Directors of Bone Care International, Inc. (the “Company”) has elected Michael Appelbaum to the Company’s Board of Directors effective on September 15, 2004. The Board of Directors has appointed Mr. Appelbaum to the Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BONE CARE INTERNATIONAL, INC.

Date: September 16, 2004	By:	/s/ Brian J. Hayden

Brian J. Hayden VP Finance

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